                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                        JONES MEDICAL INDUSTRIES, INC.
- -------------------------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)

                                [COMPANY NAME]
- -------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

    (5) Total fee paid:

- --------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

- --------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

    (3) Filing party:

- --------------------------------------------------------------------------------

    (4) Date filed:

- --------------------------------------------------------------------------------

                         JONES MEDICAL INDUSTRIES, INC.
                                1945 CRAIG ROAD
                                P. O. BOX 46903
                           ST. LOUIS, MISSOURI 63146

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 22, 1996

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Jones Medical Industries, Inc. ("Company"), a Delaware corporation, will be held at the St. Louis Club, 7701 Forsyth, 16th Floor, Clayton, Missouri, on Wednesday, May 22, 1996, at 3:30 P.M., local time, and at any adjournment or postponement thereof, to consider and act upon the following matters as more fully described in the Proxy Statement:

          (1) The election of directors to serve for a term of one year; and

          (2) Such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Only holders of record of Common Stock, $.04 par value ("Common Stock") or Convertible Preferred Stock, Series A, $.01 par value ("Preferred Stock") at the close of business on April 15, 1996, are entitled to vote at this meeting or any adjournment or postponement thereof. The holders of Common Stock and Preferred Stock will vote together as a single class with respect to the matters specified above.

     The Board of Directors cordially invites you to attend this meeting. If you cannot attend in person, PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD AT ONCE. IF YOU ATTEND, YOU MAY VOTE IN PERSON, EVEN THOUGH YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                           By Order of the Board of Directors of
                                           Jones Medical Industries, Inc.

                                                      JUDITH A. JONES
                                                         Secretary

April 24, 1996
St. Louis, Missouri

                         JONES MEDICAL INDUSTRIES, INC.
                                1945 CRAIG ROAD
                                P. O. BOX 46903
                           ST. LOUIS, MISSOURI 63146

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 22, 1996

                             PURPOSE OF THE MEETING

     The Board of Directors of Jones Medical Industries, Inc. ("Company"), a Delaware corporation, furnishes this Proxy Statement ("Proxy Statement") in connection with the solicitation of proxies for use at the Company's Annual Meeting of Shareholders to be held on May 22, 1996 at 3:30 P.M., local time, at the St. Louis Club, 7701 Forsyth, 16th Floor, Clayton, Missouri and at any adjournment or postponement thereof ("Annual Meeting"), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders and as further described in this Proxy Statement.

     The Board of Directors of the Company ("Board") is soliciting proxies in the form enclosed with respect to matters to be acted upon at the Annual Meeting ("Proxy"). A shareholder of the Company may revoke a Proxy at any time before it is exercised by filing a written revocation or a duly executed Proxy bearing a later date with the Secretary of the Company, either prior to or at the Annual Meeting. If a Proxy is properly executed and returned, the shares represented by that Proxy will be voted in accordance with the instructions specified on the Proxy, or if no contrary instructions are specified, the shares will be voted in favor of the election of all of the nominees for director. This Proxy Statement and related form of Proxy are first being sent to shareholders of the Company on or about April 24, 1996.

     The Company anticipates that it will solicit Proxies primarily by mail, although directors, officers and employees of the Company (who will not receive any additional remuneration for such solicitation) may solicit Proxies by letter, personal interview and telephone. The Company will bear the total expense of the solicitation of Proxies and requests that brokers, nominees, fiduciaries and other custodians forward soliciting material to the beneficial owners of shares. The Company will reimburse such parties for their reasonable expenses incurred in forwarding such soliciting material.

     As of the date of this Proxy Statement, the Board does not know of any matters which may come before the Annual Meeting other than those which are discussed in this Proxy Statement. If any other matters properly come before the Annual Meeting, the Proxy holders will vote the shares represented by those Proxies in accordance with their best judgment on such matters.

                         SHAREHOLDERS ENTITLED TO VOTE,
                   RECORD DATE AND VOTE REQUIRED FOR APPROVAL

     The Company is authorized to issue 30,000,000 shares of common stock, $.04 par value ("Common Stock") and 1,000,000 shares of preferred stock, $.01 par value issuable in series. In accordance with the Company's Bylaws, the Board established April 15, 1996 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting ("Record Date"). As of the Record Date, there were 16,343,276 shares of Common Stock and 115 shares of Convertible Preferred Stock, Series A ("Preferred Stock") issued and outstanding, together representing all of the shares entitled to notice of and to vote at the Annual Meeting.

     All of the outstanding shares of Preferred Stock constitute the remainder of a series of Preferred Stock designated and issued in connection with the Company's acquisition of GenTrac, Inc., a Wisconsin corporation ("GenTrac"). These shares will be converted into shares of Common Stock at the rate of 2.625 shares of Common Stock for each share of Preferred Stock as of April 29, 1996.

     The holders of Common Stock and Preferred Stock will vote together as a single class at the Annual Meeting with respect to the election of directors.

     The holders of a majority of the aggregate outstanding shares of Common Stock and Preferred Stock, present either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Each shareholder is entitled to one vote for each share of Common Stock or Preferred Stock held by that shareholder on the Record Date. There is no cumulative voting with respect to the election of directors. Therefore, the vote of a majority of the shares of Common Stock and Preferred Stock, present at the Annual Meeting either in person or by proxy, voting together, will be required for the election of each director.

                               BOARD OF DIRECTORS

     The Company's Certificate of Incorporation, as amended, provides for a Board constituted of not less than three (3) nor more than nine (9) directors. The Company's Bylaws currently fix the number of directors at nine (9). The directors elected at the Annual Meeting will serve a one-year term and until their successors have been duly elected and shall have qualified. Directors appointed by the Board to fill vacancies or newly created directorships serve for the remainder of the term of the directorship which is vacant or the newly created directorship. From time to time, the Board determines the size of the Board within the foregoing range.

     The Board held four (4) meetings during the fiscal year ended December 31, 1995. All of the directors attended all of the Board meetings except for Stanley
L. Lopata who did not attend the May 15, 1995 meeting. Stanley L. Lopata, L. John Polite, Jr., Thomas F. Patton and Judith A. Jones were elected as members of the Company's audit committee. The audit committee acts as a liaison between the Board and the Company's independent auditors and reviews the results of the audit, the Company's internal controls, the audit procedures, and the independent auditor's recommendations to management. The audit committee met one
(1) time during the fiscal year ended December 31, 1995. Stanley L. Lopata, L. John Polite, Jr. and Edward A. Chod were elected as members of the Company's compensation committee. The compensation committee administers the Company's 1994 Incentive Stock Plan and periodically advises the Company's chief executive officer with respect to executive compensation matters. The compensation committee met one (1) time during the fiscal year ended December 31, 1995. The Company has no standing nominating committee of the Board or committees performing similar functions.

     The following biographies and other information indicate the principal occupation or employment for the past five years, the age, and the year first elected as director with respect to each nominee to become a director.

     DENNIS M. JONES, 57, the founder of the Company, has been the Company's Chairman of the Board, President and Chief Executive Officer since its inception in March 1981. Mr. Jones has been involved primarily in the pharmaceutical industry since 1964 in various marketing, management and administrative positions. He was a co-founder of O'Neal, Jones and Feldman Pharmaceuticals, which was acquired by Chromalloy American Pharmaceuticals, Inc. in 1978 and subsequently acquired by Forest Laboratories, Inc., a specialty pharmaceutical company, in 1984. Mr. Jones has been a director of Mark Twain State Bank, a subsidiary of Mark Twain Bancshares, Inc., since 1988.

     JUDITH A. JONES, 55, joined the Company in October 1981 and has been in charge of the financial affairs and books of the Company since that time. Mrs. Jones has been a Director of the Company since December 1981, and the Secretary and Treasurer since April 1982. Mrs. Jones served as Vice President of the Company from March 1985 to February 1994 and has been Executive Vice President of the Company since February 1994.

     MICHAEL T. BRAMBLETT, 53, a Director of the Company since 1987, served as Vice President--Marketing of the Company from January 1991 to February 1994 and has served as Executive Vice President since February 1994. From May 1988 through December 1990, Mr. Bramblett served as Marketing Director of Carlson Marketing Group, and from June 1987 until May 1988, he served as Corporate Vice President of S&H Motivation Company.

     G. ANDREW FRANZ, 43, a Director of the Company since 1994, became Senior Vice President--Operations--Pharmaceuticals for the Company in February 1994. He has served as the Vice President--Operations of JMI-Canton since the facility was acquired by JMI-Canton from Bowman Pharmaceuticals, Inc. in March 1984. Prior to March 1984, Mr. Franz held various management positions for 14 years within Bowman Pharmaceuticals, Inc., including Chief Chemist and Vice President--Operations.

     DAVID A. MCLAUGHLIN, 48, a Director of the Company since 1994, became Senior Vice President--Operations--Nutritionals in February 1994. He served as the Vice President--Operations of the Company's subsidiary, American Vitamin Company from May 1988 until that company's merger into JMI Phoenix in 1993. From April 1986 to May 1988, Mr. McLaughlin was the Vice President--Sales and Marketing of JMI Phoenix. Prior to that time, Mr. McLaughlin served as an independent consultant to a number of health food, chemical and pharmaceutical companies, including JMI Phoenix. From May 1978 to January 1982 he was a supervisor of packaging and processing for the Searle Consumer Products Division of G.D. Searle & Company, a chemical company.

     STANLEY L. LOPATA, 81, a Director since 1988, is the President of Lopata Research and Development Corp. and has served in that capacity since 1988. Prior to 1988, Mr. Lopata was the Chairman of the Board of Directors and Chief Executive Officer of Carboline Corporation, a manufacturer of specialty paint and coating products, from 1960 through 1988. Mr. Lopata has been a director of Boatmen's Trust Company, a subsidiary of Boatmen's Bancshares, Inc., since 1983.

     L. JOHN POLITE, JR., 74, a Director since 1989, is Chairman of Peridot (New Jersey) Chemicals, Inc., and has served in that capacity since December 1989. He was the Chairman of the Board, President and Chief Executive Officer of Essex Chemical Corporation ("Essex") from April 1978 to October 1988 when Essex merged into Dow Chemical Company, a chemical company. Mr. Polite also serves as a director of Witco Corporation, a manufacturer and marketer of a wide range of specialty chemicals, petroleum products and engineered materials.

     EDWARD A. CHOD, 43, has been a Director since 1991. Mr. Chod is an officer and shareholder in the law firm of Greensfelder, Hemker & Gale, P.C. which he joined in 1978 and which has served as counsel to the Company since 1982.

     THOMAS F. PATTON, PH.D., 47, a Director since 1995, is President of the St. Louis College of Pharmacy and has served in that capacity since June 1994. From April 1993 until January 1994 and from January 1994 until May 1994, Dr. Patton served as Executive Director of Pharmaceutical Research and Development and as Vice President of Pharmaceutical Research and Development, respectively, at Dupont-Merck Pharmaceutical Co., a pharmaceutical company. From March 1990 through March 1993, Dr. Patton served as Director and Senior Director of Pharmaceutical Research and Development at Merck and Co., Inc., a pharmaceutical company. In 1993, Dr. Patton was President of the American Association of Pharmaceutical Scientists. Dr. Patton's 20 year career also includes tenures as Professor of Pharmaceutical Chemistry and Pharmacy Practice at the University of Kansas, Associate Director Control Development at the Upjohn Co., a pharmaceutical company, and Vice President of Operations at Oread Laboratories, Inc., a pharmaceutical company.

     Dennis M. Jones and Judith A. Jones are husband and wife. G. Andrew Franz is the son-in-law of Dennis M. and Judith A. Jones.

     No employee who is a director receives a director's fee for services rendered as a director. However, each non-employee director receives reimbursement for any expenses incurred in his capacity as a director of the Company and $2,500 per meeting of the Board of Directors attended by such non-employee director, subject to a minimum (as of December 31, 1995) of $5,000 per year. In addition, non-employee directors who are members of the Company's compensation committee receive $500 per meeting of the compensation committee attended by such non-employee director. Finally, the present non-employee directors of the

Company have been granted stock options pursuant to the Company's 1994 Formula Stock Option Plan for Non-Management Directors, as set forth in the table below:

                                                             NO. OF      PER SHARE    INITIAL
                                                DATE OF     OPTIONS      EXERCISE     EXERCISE    EXPIRATION
                    NAME                         GRANT     GRANTED(1)    PRICE(1)       DATE         DATE
- ---------------------------------------------   -------    ----------    ---------    --------    ----------
Stanley L. Lopata............................    6/1/94       7,500        $7.00        6/1/94      6/1/99
L. John Polite, Jr. .........................    6/1/94       7,500        $7.00        6/1/94      6/1/99
Edward A. Chod...............................    6/1/94       7,500        $7.00        5/1/95      5/1/00
Thomas F. Patton.............................    6/1/95       7,500        $6.67        5/1/96      5/1/01

- ---------
(1) Adjusted to reflect the three-for-two split effected in the form of a 50% stock dividend paid on March 1, 1996 to holders of record on February 23, 1996.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     Dennis M. Jones, Judith A. Jones, Michael T. Bramblett, G. Andrew Franz, David A. McLaughlin, Stanley L. Lopata, L. John Polite, Jr., Edward A. Chod and Dr. Thomas F. Patton are nominees for election to membership on the Board for one year terms. In each instance, the directors are elected to serve until their successors shall have been duly elected and shall have qualified.

     Unless otherwise instructed, the Proxy holders will vote for the election of the nine (9) nominees. Although the Company does not contemplate that any nominee will decline or be unable to serve as director, in either such event, the Proxies will be voted for such other person as may be designated by the Board.

          THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES.

                       SELECTION OF INDEPENDENT AUDITORS

     The Board reappointed the accounting firm of Ernst & Young LLP ("Ernst & Young") as independent auditors for the Company for fiscal year 1996.

     Ernst & Young has served as the Company's independent auditors since December, 1985. Audit services performed by Ernst & Young during fiscal year 1995 consisted of the examination of annual financial statements of the Company and services related to filings with the Securities and Exchange Commission including, without limitation, the Company's Form S-3 Registration Statement filed with the Securities and Exchange Commission on February 26, 1996.

     A representative of Ernst & Young will be present at the Annual Meeting and will be given an opportunity to make a statement if he or she so desires and to respond to appropriate questions.

                               SECURITY OWNERSHIP
             OF DIRECTORS, MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

COMMON STOCK

     The following table sets forth information regarding the record and beneficial ownership of the Common Stock of the Company on the indicated date by
(i) each director or nominee for director and Named Executive (as such term is defined in "Executive Compensation -- Summary Compensation Table", below) of the Company, (ii) all directors or nominees for director and executive officers of the Company as a group, and (iii) each shareholder owning of record or beneficially five percent (5%) or more of the outstanding Common Stock:

                                                  BENEFICIAL OWNERSHIP AS OF APRIL 5, 1996
                                                --------------------------------------------
                                                                        PERCENTAGE OF SHARES
                    NAME AND ADDRESS OF          SHARES BENEFICIALLY        BENEFICIALLY
                    BENEFICIAL OWNER(1)               OWNED(2)                OWNED(3)
            ---------------------------------------------------------   --------------------
            Dennis M. Jones(4)(5)...............       2,781,840                17.0%
            Chairman of the Board of Directors
              and President
            Judith A. Jones(4)(6)...............         680,625                 4.2%
            Executive Vice President, Secretary,
              Treasurer and Director
            Michael T. Bramblett(7).............         162,576                 1.0%
            Executive Vice President and
              Director
            G. Andrew Franz(8)..................         325,183                 2.0%
            Senior Vice President--Operations--
              Pharmaceuticals and Director
            David A. McLaughlin(9)..............          82,500              *
            Senior Vice President--Operations--
              Nutritionals and Director
            Stanley Lopata(10)..................         144,000              *
            Director
              900 South Hanley Rd.
              St. Louis, MO 63106
            L. John Polite, Jr.(11).............          27,000              *
            Director
              211 Oldwoods Rd.
              Franklin Lakes, NJ 07417
            Edward A. Chod(12)..................          18,750              *
            Director
              10 South Broadway, Ste. 2000
              St. Louis, MO 63102
            Thomas F. Patton, Ph.D.(13).........           1,500              *
            Director
              4588 Parkview Place
              St. Louis, MO 63110
            All Directors and Executive Officers
              as a Group (consisting of
              nine persons).....................       4,223,974                25.7%

- ---------
  *  Less than one percent.

 (1) Except as otherwise indicated, the officers and directors of the Company named in the above table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them and their respective addresses are 1945 Craig Road, St. Louis, Missouri 63146.

 (2) Includes shares deemed owned as a result of options to purchase 94,500 shares which are presently or will become exercisable within 60 days of April 5, 1996.

 (3) The number of shares of Common Stock deemed outstanding as of April 5, 1996 includes (i) 16,336,691 shares of Common Stock outstanding, (ii) an aggregate of 737 shares of Common Stock issuable upon conversion of all of the shares of the Company's Preferred Stock, Series A outstanding at April 5, 1996 (which conversion will be effected as of April 29, 1996), and (iii) shares of Common Stock issuable pursuant to options held by the directors and executive officers that are currently exercisable or will become exercisable within 60 days of April 5, 1996 by the person or group in question.

 (4) Excludes 90,000 shares owned by the Company's 401(k) Plan (of which Dennis and Judith Jones are co-trustees) and with respect to which Dennis and Judith Jones disclaim beneficial ownership.

 (5) Only includes shares owned directly by Mr. Jones. Does not include 680,625 shares owned by his spouse, with respect to which he disclaims beneficial ownership.

 (6) Only includes shares owned directly by Mrs. Jones. Does not include 2,781,840 shares owned by her spouse, with respect to which she disclaims beneficial ownership.

 (7) Includes 83,250 shares owned directly by Mr. Bramblett, 2,400 by his IRA, 1,926 shares held by his spouse's IRA and with respect to which he disclaims beneficial ownership, and vested and unexercised options to purchase 75,000 shares of Common Stock pursuant to the Company's 1989 Incentive Stock Option Plan.

 (8) Includes 114,007 shares owned directly by Mr. Franz, 154,110 shares owned by his spouse and with respect to which he disclaims beneficial ownership, 34,560 shares held by his spouse as custodian for his children and with respect to which he disclaims beneficial ownership, 15,006 shares held by his spouse as trustee for his children and with respect to which he disclaims beneficial ownership and vested and unexercised options to purchase 7,500 shares of common stock pursuant to the Company's 1989 Incentive Stock Option Plan.

 (9) Only includes shares owned directly by Mr. McLaughlin.

(10) Includes 100,500 shares owned directly by Mr. Lopata, 40,500 shares owned by Mr. Lopata through his spouse's revocable trust and with respect to which he disclaims beneficial ownership, and vested and unexercised options to purchase 3,000 shares of Common Stock pursuant to the Company's 1994 Formula Stock Option Plan for Non-Management Directors.

(11) Includes 22,500 shares owned directly by Mr. Polite and vested and unexercised options to purchase 4,500 shares of Common Stock pursuant to the Company's 1994 Formula Stock Option Plan for Non-Management Directors.

(12) Includes 15,750 shares owned directly by Mr. Chod and vested and unexercised options to purchase 3,000 shares of Common Stock pursuant to the Company's 1994 Formula Stock Option Plan for Non-Management Directors.

(13) Includes vested and unexercised options to purchase 1,500 shares of Common Stock pursuant to the Company's 1994 Formula Stock Option Plan for Non-Management Directors.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The table below sets forth all compensation received in each of the three fiscal years ended December 31, 1995, 1994 and 1993 for services rendered in all capacities to the Company and its subsidiaries by the Chief Executive Officer and the other four (4) highest-compensated Executive Officers of the Company during the fiscal year ended December 31, 1995 (the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                                 COMPENSATION
                                                                                 ------------
                                                                                    AWARDS
                                            ANNUAL COMPENSATION                  ------------
                               ----------------------------------------------     SECURITIES
                                                               OTHER ANNUAL       UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR     SALARY      BONUS     COMPENSATION(1)     OPTIONS(#)     COMPENSATION
- ----------------------------   ----    --------    -------    ---------------    ------------    ------------
Dennis M. Jones,               1995    $300,000    $75,000           0                    0       $17,401(2)
Chairman of the Board,         1994     250,000     50,000           0                    0        13,971(2)
Director and President and     1993     200,000     50,000           0                    0        15,204(2)
Chief Executive Officer
Judith A. Jones,               1995    $150,000    $35,000           0                    0       $ 9,719(3)
Director, Executive Vice       1994     125,000     25,000           0                    0        10,023(3)
President, Secretary and       1993     100,000     25,000           0                    0         8,920(3)
Treasurer
Michael T. Bramblett,          1995    $150,000    $35,000           0                    0       $ 6,771(4)
Director and Executive Vice    1994     125,000     25,000           0                    0         5,990(4)
President                      1993     100,000     25,000           0                    0         5,750(4)

G. Andrew Franz,               1995    $120,000    $20,000           0                    0(5)    $ 5,125(4)
Director and Senior Vice       1994      90,000     10,000           0               37,500         4,813(4)
President--Operations--        1993      72,000      8,000           0                    0         3,066(4)
Pharmaceuticals
David A. McLaughlin,           1995    $120,000    $20,000           0                    0(5)    $ 5,125(4)
Director and Senior Vice       1994      90,000     10,000           0               37,500         4,813(4)
President--Operations--        1993      80,000     10,000           0                    0         4,500(4)
Nutritionals

- ---------

(1) None of the Named Executives received Other Annual Compensation which is required to be reported in this column.

(2) Consists of a Company contribution to a 401(k) plan ($9,240 in 1995, $6,264 in 1994 and $8,004 in 1993) and the dollar value of premiums paid by the Company for a split-dollar life insurance policy on Mr. Jones, of which $8,161, $7,707 and $7,200 constituted his entire economic benefit in the years 1995, 1994 and 1993, respectively.

(3) Consists of a Company contribution to a 401(k) plan ($6,771 in 1995, $7,239 in 1994 and $6,160 in 1993) and the dollar value of premiums paid by the Company for a split-dollar life insurance policy on Mrs. Jones, of which $2,948, $2,784 and $2,760 constituted her entire economic benefit in the years 1995, 1994 and 1993, respectively.

(4) Consists of a Company contribution to a 401(k) plan.

(5) As adjusted to reflect the three-for-two stock split effected in the form of a 50% stock dividend paid on March 1, 1996 to holders of record on February 23, 1996.

STOCK OPTION/SAR GRANTS

     The Company granted no stock options and no stock appreciation rights ("SARs") to the Named Executives during the fiscal year ended December 31, 1995.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

     The following table provides information with respect to the stock options exercised during the fiscal year ended December 31, 1995 and the value as of December 31, 1995 of unexercised in-the-money options held by the Named Executives. The value realized on the exercise of options is calculated using the difference between the option exercise price and the fair market value of the Company's stock on the date of the exercise. The value of unexercised in-the-money options at fiscal year end is calculated using the difference between the option exercise price and the fair market value of the Company's stock at fiscal year end, December 31, 1995. The Named Executives exercised no SARs during the fiscal year ended December 31, 1995 and held no SARs as of December 31, 1995. The information in the following table is adjusted to reflect the three-for-two stock split effected in the form of a 50% stock dividend, paid on March 1, 1996 to holders of record on February 23, 1996.

                                                                                             VALUE OF
                                                                      NUMBER OF         UNEXERCISED IN-THE-
                                                                 UNEXERCISED OPTIONS     MONEY OPTIONS AT
                                        SHARES                        AT FY-END               FY-END
                                       ACQUIRED       VALUE              (#)                    ($)
                                      ON EXERCISE    REALIZED       EXERCISABLE/           EXERCISABLE/
               NAME                       (#)          ($)          UNEXERCISABLE          UNEXERCISABLE
- -----------------------------------   -----------    --------    -------------------    -------------------
Dennis M. Jones....................           0             0              0/0                  N.A.
Judith A. Jones....................           0             0              0/0                  N.A.
Michael T. Bramblett...............           0             0        150,000/0            $2,087,500/0
G. Andrew Franz....................       6,000      $ 47,000          7,500/30,000         $80,625/322,500
David A. McLaughlin................      60,000      $670,000          7,500/30,000         $80,625/322,500

REPORT ON REPRICING OF OPTIONS

     The following table summarizes all repricings of options held by any executive officers of the Company during the last ten (10) completed fiscal years:

                                          NUMBER       MARKET                                      LENGTH OF
                                            OF        PRICE OF                                      ORIGINAL
                                        SECURITIES    STOCK AT       EXERCISE          NEW           OPTION
                                        UNDERLYING     TIME OF     PRICE AT TIME    EXERCISE     TERM REMAINING
                                         OPTIONS      REPRICING    OF REPRICING       PRICE         AT DATE
           NAME                DATE      REPRICED        ($)            ($)            ($)        OF REPRICING
- ---------------------------   ------    ----------    ---------    -------------    ---------    --------------
G. Andrew Franz............   9/1/94      37,500      $5.33/sh.      $8.67/sh.      $5.33/sh.        5 years
David A. McLaughlin........   9/1/94      37,500      $5.33/sh.      $8.67/sh.      $5.33/sh.        5 years

                             COMPENSATION COMMITTEE

                               Stanley L. Lopata
                              L. John Polite, Jr.
                                 Edward A. Chod

CASH OR DEFERRED PROFIT-SHARING PLAN AND TRUST

     Effective as of January 1, 1987, the Company adopted a Cash or Deferred Profit-Sharing Plan and Trust known as the Employee Retirement 401(k) Plan ("401(k) Plan"). The 401(k) Plan has been amended from time-to-time and was amended and restated as of January 1, 1995. The 401(k) Plan provides employees with a convenient way to save on a regular and long-term basis and encourages employees to make and continue careers with the Company. During 1995, the Company made matching contributions to the 401(k) Plan of $33,032 to the Named Executives.

     To become eligible to participate in the 401(k) Plan, an employee must have completed six months of service and have reached his or her eighteenth birthday ("Eligible Employee"). As of January 1, 1996, the Company had approximately 275 Eligible Employees, including the directors who are also Named Executives (Dennis M. Jones, Judith A. Jones, Michael T. Bramblett, G. Andrew Franz and David A. McLaughlin). Pursuant to the 401(k) Plan, an Eligible Employee who participates ("Participant") may direct that a portion of his or her compensation be contributed to the 401(k) Plan ("Elective Contributions"). The Company will contribute a matching amount determined by the Company each year (five percent in each of 1993, 1994 and 1995) of the Participant's compensation ("Company Contributions"). In addition to matching contributions, the Company may make a discretionary contribution which is allocated among Participants in proportion to compensation. The Participants are not allowed to make any voluntary contributions to the 401(k) Plan, other than their Elective Contributions. The Company Contributions are subject to a vesting schedule described below and may not be withdrawn from the 401(k) Plan until age 59 1/2, retirement, termination of employment, or other condition specified in the 401(k) Plan. In addition, Participants may withdraw their Elective Contributions to the 401(k) Plan at any time after they are made for reasons of hardship as described in the 401(k) Plan. Elective Contributions are always 100% vested. Company Contributions become vested according to the following schedule:

   YEARS OF                                  PERCENTAGE
   SERVICE                                     VESTED
   --------                                  ----------
     2......................................     20%
     3......................................     40%
     4......................................     60%
     5......................................     80%
     6......................................    100%

Forfeitures of discretionary Company Contributions will be allocated to the accounts of other Participants. Forfeitures of matching contributions are allocated in proportion to matching contributions.

     The 401(k) Plan Trustee may invest in investments as described in the 401(k) Plan including stocks, bonds, notes and other property. Participants may not obtain loans from their accounts under any circumstances. Company Contributions have, at times, been invested in shares of the Company's Common Stock acquired in the open market. On February 15, 1996, the 401(k) Plan held 90,000 shares of Common Stock (as adjusted for the three-for-two stock split effected in the form of a 50% stock dividend paid on March 1, 1996 to holders of record as of February 23, 1996).

     The Company is the 401(k) Plan Administrator and currently pays all expenses of the 401(k) Plan other than audit fees, which are paid by the 401(k) Plan. The Company has appointed Dennis M. Jones and Judith A. Jones as co-trustees of the 401(k) Plan. The 401(k) Plan may be modified by the Board at any time, provided that no modification shall adversely affect the rights of the Participants or divert any of the trust fund to purposes other than the benefit of the Participants.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Company has established a compensation committee of the Board which serves in an advisory capacity to Dennis M. Jones, the President and Chief Executive Officer of the Company, with respect to compensation decisions concerning the Company's executive officers. The compensation committee also administers the Company's 1994 Incentive Stock Plan.

COMPENSATION POLICIES

     The guiding principle of the Company is to establish a compensation program which aligns executive compensation with Company objectives and business strategies as well as financial and operational performance. In keeping with this principle, the Company seeks to:

     (1) Attract and retain qualified executives who will play a significant role in, and be committed to, the achievement of the Company's long-term goals.

     (2) Reward executives for strategic management and the long-term maximization of shareholder value.

     (3) Create a performance-oriented environment that rewards performance with respect to the financial and operational goals of the Company.

     An executive officer's performance is reviewed in such areas as quality and quantity of work, job and professional knowledge, decision making and business judgment, initiative, analytical skills, communication skills, interpersonal skills, organizational skills, commercial skills, profit and loss sensitivity, creativity and leadership.

     Executive compensation consists of both cash and equity-based compensation. Cash compensation is comprised of base salary and bonus. Base salary is determined with reference to market norms. Bonus compensation is tied to the Company's success in achieving financial and non-financial performance goals and an executive's success in attaining personal performance goals. Equity-based compensation is comprised primarily of stock option grants. In establishing equity-based compensation, the Company places particular emphasis on the achievement of the Company's long-term performance goals. The Company believes that equity-based compensation closely aligns the economic interest of the Company's executive officers with the economic interests of the Company's shareholders.

CHIEF EXECUTIVE OFFICER

     In establishing Mr. Jones' compensation, the factors described above are taken into account, as well as the shareholder value which Mr. Jones has played an instrumental role in creating since the founding of the Company. Mr. Jones has spearheaded the Company's growth strategy and has been the driving force behind the Company's success. The Company believes that Mr. Jones' base salary and bonus are well within industry norms and reflect his commitment to the Company's long-term success.

                             COMPENSATION COMMITTEE

                               Stanley L. Lopata
                              L. John Polite, Jr.
                                 Edward A. Chod

                    FIVE-YEAR SHAREHOLDER RETURN COMPARISON

     The Securities and Exchange Commission ("SEC") requires that the Company include in this Proxy Statement a line-graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with a broad-based market index and either a nationally recognized industry standard or an index of peer companies selected by the Company. The Company has selected the S & P Midcap 400 Index and the S & P Health Care (Drugs) Index for the purposes of this performance comparison which appears below. A list of the companies included in the S & P Health Care (Drugs) Index follows the graph below.

                                  Jones Medi-
                                      cal
      Measurement Period          Industries,    S & P MIDCAP    S & P Health
    (Fiscal Year Covered)            Inc.             400         Care Drugs
12/90                                      100             100             100
12/91                                      115             150             165
12/92                                      110             168             132
12/93                                      211             191             121
12/94                                      105             185             141
12/95                                      385             242             241

        * $100 INVESTED ON 12/31/90 IN STOCK OR INDEX --    Source: Research
          Data Group
         INCLUDING REINVESTMENT OF DIVIDENDS,
         FISCAL YEAR ENDED DECEMBER 31.

     The companies included in the S & P Health Care (Drugs) Index are: Eli Lilly & Co., Merck & Co., Inc., Pfizer, Inc., Schering Plough Corp., Syntex Corp. and Upjohn Company. The returns of each company with respect to the S & P Midcap 400 Index and the S & P Health Care (Drugs) Index have been weighted according to their respective stock market capitalizations.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1995 all
Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten-percent beneficial owners were complied with, except that L. John Polite, Jr. filed a Form 4 approximately thirty (30) days after the required filing date with respect to the sale of 1,000 shares on November 28, 1995.

                             SHAREHOLDER PROPOSALS

     The Company must receive at its principal executive offices, directed to the attention of the Secretary, any proposal to be presented at next year's annual meeting of shareholders not later than December 26, 1996 for consideration for inclusion in the Company's Proxy Statement and form of proxy relating to the annual meeting of shareholders to be held in 1997. Any such proposal must comply in all respects with the rules and regulations of the United States Securities and Exchange Commission.

                                 OTHER MATTERS

     The Board knows of no other matters which may come before the Annual Meeting. If any matters other than those referred to above should properly come before the Annual Meeting, the persons designated by the Board to serve as proxies intend to vote such proxies in accordance with their best judgment.

     UPON RECEIPT OF A WRITTEN REQUEST, WITHOUT CHARGE, THE COMPANY WILL PROVIDE ANY BENEFICIAL OWNER OF THE COMMON STOCK (AS OF THE RECORD DATE) WITH A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR. A BENEFICIAL OWNER WHO IS NOT A RECORD OWNER AS OF THE RECORD DATE SHOULD INCLUDE IN SUCH A REQUEST A REPRESENTATION THAT THE INDIVIDUAL OR ENTITY WAS A BENEFICIAL OWNER AS OF THE RECORD DATE. PLEASE DIRECT ALL REQUESTS TO:

                           Judith A. Jones, Secretary
                         Jones Medical Industries, Inc.
                                1945 Craig Road
                           St. Louis, Missouri 63146

                                          By Order of the Board of Directors of
                                          Jones Medical Industries, Inc.

                                                     JUDITH A. JONES
                                                        Secretary

April 24, 1996

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
    PROXY                JONES MEDICAL INDUSTRIES, INC.
             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS--MAY 22, 1996
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

        The undersigned hereby appoints JUDITH A. JONES and DENNIS M. JONES, and each of them, proxy, with full power of substitution, to vote all the shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of JONES MEDICAL INDUSTRIES, INC. to be held at the St. Louis Club, 7701 Forsyth, Clayton, Missouri 63105 on May 22, 1996 at 3:30 p.m., and at any adjournment or postponement thereof, and to take action on the proposals listed hereon and any other business that may lawfully come before the meeting, hereby revoking all proxies as to said shares heretofore given by the undersigned and ratifying and confirming all that said proxy may lawfully do by virtue hereof.

        UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS LISTED BELOW: IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

        In his/her discretion, each proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

              PROPOSAL 1-- Election of Directors
                            / / FOR all nominees listed below.            / / WITHHOLD AUTHORITY for all nominees.

    To withhold authority to vote for any individual nominee or nominees, line through or strike out the nominee's or nominees' name or names below:

    Michael T. Bramblett, Edward A. Chod, G. Andrew Franz, Dennis M. Jones, Judith A. Jones, Stanley L. Lopata, David A. McLaughlin, L. John Polite,
                             Jr., Thomas F. Patton

        The Board of Directors Recommends a Vote FOR all nominees listed.

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
        The shares represented by this proxy will be voted as directed by the Shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted FOR all proposals listed.

    Date                 , 1996

                                            --------------------------------
                                                       Signature

                                            --------------------------------
                                               Signature if held jointly

                                            Please date and sign as your
                                            name appears above and return in
                                            the enclosed envelope. If acting
                                            as attorney, executor,
                                            administrator, trustee or
                                            guardian, you should so indicate
                                            when signing. If the signor is a
                                            corporation, please sign the
                                            full corporate name, by duly
                                            authorized officer. If shares
                                            are held jointly, each
                                            shareholder named should sign.